UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K

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                              CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): October 13, 2003

                                SUPERTEX, INC.
                (Exact Name of Registrant as Specified in Charter)

                                 0-12718
                         (Commission File Number)

California                                                  94-2328535
(State or Other Jurisdiction of                          (I.R.S. Employer
Incorporation or Organization)                           Identification No.)



                               1235 Bordeaux Drive
                           Sunnyvale, California 94089
           (Address of principal executive offices including zip code)

                                  (408) 222-8888
                (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS

        Item 7.  Financial Statements and Exhibits
        Item 12. Disclosure of Results of Operations and Financial Condition SIGNATURES
        Exhibit Index
                EXHIBIT 99.1



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Item 7.    Financial Statements and Exhibits.



(c)    Exhibits

          Exhibit 99.1, Registrant's Press Release dated October 13, 2003, is furnished pursuant to Item 12 of Form 8-K.

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Item 12.    Disclosure of Results of Operations and Financial Condition.

On October 13, 2003, Registrant announced via press release its results for its 2004 fiscal second quarter ended September 30, 2003. The full text of the press release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: October 13, 2003                                  SUPERTEX, INC.



                                By:        /s/ Henry C. Pao
                                   ---------------------------------------
                                   Henry C. Pao, Ph.D.
                                   President
                                (Principal Executive and Financial Officer)




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                                Exhibit Index

Exhibit                   Description
99.1                      Registrant's press release dated October 13, 2003, is
                          furnished pursuant to Item 12 of Form 8-K.